UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (or Date of Earliest Event Reported): November 12, 2004



                              SWIFT ENERGY COMPANY
             (Exact name of Registrant as specified in its charter)

                 TEXAS                     1-8754                 74-2073055
    (State or other jurisdiction    (Commission File Number)    (IRS Employer
     of incorporation)                                       Identification No.)


                        16825 Northchase Drive, Suite 400
                              Houston, Texas 77060
                    (Address of principal executive offices)


                                 (281) 874-2700
                         (Registrant's telephone number)


                                 Not Applicable
          (Former Name or former address, if changed since last report)

Item 5.02. Departure of Directors or Principal Officers; Election of Directors Appointment of Principal Officers.

     On November 8, 2004, the Board of Directors of Swift Energy Company (the "Company") appointed Bruce H. Vincent as President of the Company. Mr. Vincent remains Secretary of the Company and President of Swift Energy International, Inc. Mr. Vincent replaces Terry Swift as President, but Mr. Swift remains with the Company as Chief Executive Officer. Additionally, Alton D. Heckaman, Jr. was promoted to Executive Vice President and Chief Financial Officer, and Victor R. Moran was named Senior Vice President - Compliance.

     On November 9, 2004 the Company issued a press release announcing these appointments. The full text of the press release is attached hereto as Exhibit
99.1. The information in the press release shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

(a)     Exhibit.  The following exhibit  is  filed with this report on Form 8-K:

     Exhibit No.           Exhibit Description
     -----------           -------------------

       99.1           Swift Energy Company press release dated November 9, 2004.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2004

                                         Swift Energy Company


                                         By:/s/ Bruce H. Vincent
                                            ------------------------------
                                            Bruce H. Vincent
                                            President and Secretary

                                  EXHIBIT INDEX


Exhibit No.        Description

99.1               Press Release of Swift Energy Company dated November 9, 2004.